Exhibit 99.2 Presentation of Clinical Data from First Cohort of TC-210 Patients Trial ongoing with additional patients enrolled and treatedExhibit 99.2 Presentation of Clinical Data from First Cohort of TC-210 Patients Trial ongoing with additional patients enrolled and treated

Forward Looking Statements

This presentation has been prepared by TCR[2] Therapeutics Inc. ("we," "us," or "our") and contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, our development plans, our clinical results and other future conditions. All statements, other than statements of historical facts, contained in this presentation, including express or implied statements regarding our expectations for the Phase 1/2 clinical study of TC-210 and our planned Phase I clinical trial of TC-110, our expectations for the safety and efficacy of our product candidates, including TC-210 and TC-110, compared to current T-cell therapy approaches, and our expectations regarding the estimated patient populations and related market opportunities in TC-210's and TC-110's targeted indications, are forward-looking statements. These statements are based on management's current expectations and beliefs and are forward-looking statements which involve risks and uncertainties that could cause actual results to differ materially from those discussed in such forward-looking statements.

Such risks and uncertainties include, among others: uncertainties inherent in clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial will be predictive of the final results of a trial; the possibility that positive results from preclinical studies and correlative studies may not necessarily be predictive of the results of our planned clinical trials, including the Phase 1/2 clinical trial of TC-210 and the planned Phase 1 clinical trial of TC-110; the risk that the results from the Phase 1/2 clinical trial of TC-210 will not support further development and marketing approval; the risk that we may be unable to gain approval of TC-210 and our other product candidates on a timely basis, if at all; the risk that we have over-estimated the potential patient population for our product candidates, if approved; the risk that the current COVID-19 pandemic will impact our clinical trials and other operations; and the other risks set forth under the caption "Risk Factors" in our most recent Annual Report on Form 10-K for the year ended December 31, 2019, as filed with the SEC on March 30, 2020, as updated in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2020, as filed with the SEC on May 14, 2020, and in our future filings with the SEC available at the SEC's website at www.sec.gov. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made.

While we may elect to update these forward-looking statements at some point in the future, we assume no obligation to update or revise any forward-looking statements except to the extent required by applicable law. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements.

TCR[2] THERAPEUTICS | 2

Introduction Garry Menzel, PhD Chief Executive Officer 3Introduction Garry Menzel, PhD Chief Executive Officer 3

Key Takeaways from Our First Cohort of TC-210 Patients

Clinical Trial Overview

- Data on first 5 patients: 4 patients with mesothelioma, 1 with ovarian cancer
- Single infusion of TC-210 TRuC-T Cells ($5x10^7$ cells/m^2)
- Lymphodepletion
  - Fludarabine (30 mg/m^2/day x4)
  - Cyclophosphamide (600 mg/m^2/day x3)

Key Clinical Findings

- **Screening**: 48% patients eligible
- **Manufacturing**: 100% success rate
- **Safety**: Manageable toxicity, no neurotoxicity or on-tumor, off-target toxicities
- **Translational**: Demonstrated T cell expansion and cytokine production
- **Clinical**: ORR 40%, 2 unconfirmed RECIST PRs, Disease Control Rate (DCR) 100%

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Mesothelin Is an Excellent Solid Tumor Target

Expression Patterns

Mesothelin is **highly expressed** on tumors

Lower expression in normal tissue, confined to mesothelium in pleura, peritoneum and pericardium

No expression in vital organs

Clinical Data

Target validation from competitor programs, including:

Memorial Sloan Kettering Cancer Center | NOVARTIS | Penn Medicine — CAR-T

BAYER | Bristol-Myers Squibb — ADC

Clinical Need

Up to 80,000

potentially addressable U.S. patients in TC-210's lead indications

Overexpression linked to worse outcomes

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Mesothelin Solid Tumors Represent A Significant Market Malignant Pleural Cholangiocarcinoma Ovarian Cancer NSCLC Mesothelioma 76% 50% 58% 31% 2,100 4,000 13,000 61,000 Market Opportunity: Market Opportunity: Market Opportunity: Market Opportunity: ~$700M ~$800M ~$1.6B ~$1.6B Fast Track Potential Percent of Patients with Mesothelin Surface Expression Patients with Mesothelin Surface Expression (U.S., 2019) ~$5.0B consensus global peak sales of TC-210 Consensus based on average analyst estimates covering the company 6 NSCLC, Non-small cell lung cancer Refs: Inaguma 2017, SEER Statistics, Morello 2016 Mesothelin Solid Tumors Represent A Significant Market Malignant Pleural Cholangiocarcinoma Ovarian Cancer NSCLC Mesothelioma 76% 50% 58% 31% 2,100 4,000 13,000 61,000 Market Opportunity: Market Opportunity: Market Opportunity: Market Opportunity: ~$700M ~$800M ~$1.6B ~$1.6B Fast Track Potential Percent of Patients with Mesothelin Surface Expression Patients with Mesothelin Surface Expression (U.S., 2019) ~$5.0B consensus global peak sales of TC-210 Consensus based on average analyst estimates covering the company 6 NSCLC, Non-small cell lung cancer Refs: Inaguma 2017, SEER Statistics, Morello 2016

TC-210 Clinical Trial Review Alfonso Quintás-Cardama, MD Chief Medical Officer 7TC-210 Clinical Trial Review Alfonso Quintás-Cardama, MD Chief Medical Officer 7

Ongoing TC-210 Phase 1/2 Trial in MSLN+ Cancers PHASE 1: Dose Finding PHASE 2: Expansion NSCLC NSCLC 4 n=8 n=12 Dose Level 7 (+ LD) + anti-PD1 Dose Level 6 (- LD) 3 Ovarian Cancer Dose Level 5 (+ LD) n=10 Dose Level 4 (- LD) RP2D 2 Cholangiocarcinoma Dose Level 3 (+ LD) n=10 Dose Level 2 (- LD) Indications with potential 1 for accelerated approval Dose Level 1 (+ LD) MPM 7 2 (5x10 TC-210 cells/m ) n=10 Dose Level 0 (- LD) (‒ LD) Cohorts = 1 patient (+ LD) Cohorts = 3 patients LD, Lymphodepletion; RP2D, Recommended Phase 2 dose; MPM, Malignant Pleural/Peritoneal Mesothelioma; 8 NSCLC, Non-Small Cell Lung CancerOngoing TC-210 Phase 1/2 Trial in MSLN+ Cancers PHASE 1: Dose Finding PHASE 2: Expansion NSCLC NSCLC 4 n=8 n=12 Dose Level 7 (+ LD) + anti-PD1 Dose Level 6 (- LD) 3 Ovarian Cancer Dose Level 5 (+ LD) n=10 Dose Level 4 (- LD) RP2D 2 Cholangiocarcinoma Dose Level 3 (+ LD) n=10 Dose Level 2 (- LD) Indications with potential 1 for accelerated approval Dose Level 1 (+ LD) MPM 7 2 (5x10 TC-210 cells/m ) n=10 Dose Level 0 (- LD) (‒ LD) Cohorts = 1 patient (+ LD) Cohorts = 3 patients LD, Lymphodepletion; RP2D, Recommended Phase 2 dose; MPM, Malignant Pleural/Peritoneal Mesothelioma; 8 NSCLC, Non-Small Cell Lung Cancer

Enrollment Rules During Phase 1 Modified 3+3 Dose Escalation 7 2 5x10 TC-210 T Cells/m >28 Days >28 Days >28 Days 1 Patient First Dose 1 Patient 1 Patient Second Dose 1 Patient Dose Level 1 Dose Level 0 (No LD) (With LD) 9 LD: LymphodepletionEnrollment Rules During Phase 1 Modified 3+3 Dose Escalation 7 2 5x10 TC-210 T Cells/m >28 Days >28 Days >28 Days 1 Patient First Dose 1 Patient 1 Patient Second Dose 1 Patient Dose Level 1 Dose Level 0 (No LD) (With LD) 9 LD: Lymphodepletion

TC-210 Study: Patient Flow


MSLN
Pre-Screen
Apheresis
TC-210
Infusion
TC-210 Manufacture
1
2
3
6
12
24
LTFU
Screening
C
F
Safety and Efficacy Monitoring

Mesothelin Expression
- Central lab (Roche/Ventana)

Lymphodepletion Regimen
- Fludarabine (F): 30 mg/m^2 x4
- Cyclophosphamide (C): 600 mg/m^2 x3

TC-210 Administration
- Overnight observation

Clinical Trial Sites
- Sarah Cannon Research Institute
- University of Texas MD Anderson Cancer Center
- National Cancer Institute
- University of Pennsylvania
- Memorial Sloan Kettering Cancer Center

MSLN: mesothelin; LTFU: long term follow-up

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TC-210 Phase 1 Dose Escalation: Objectives Primary Exploratory § Expansion, persistence, phenotype, § Safety (Establish the RP2D) functionality of TC-210 T-cells § Serum cytokine levels § Immunogenicity Secondary § ORR (CR + PR) according to RECIST v1.1 § DCR (ORR + SD) § Duration of response § Survival (PFS, OS) 11TC-210 Phase 1 Dose Escalation: Objectives Primary Exploratory § Expansion, persistence, phenotype, § Safety (Establish the RP2D) functionality of TC-210 T-cells § Serum cytokine levels § Immunogenicity Secondary § ORR (CR + PR) according to RECIST v1.1 § DCR (ORR + SD) § Duration of response § Survival (PFS, OS) 11

TC-210 Phase 1 Dose Escalation: Eligibility Criteria

Key Inclusion Criteria

- ≥ 18 years of age
- Adequate Performance Status and organ function
- Pathologically confirmed MPM, NSCLC, ovarian cancer, or cholangiocarcinoma
- Must have received at least 1 systemic standard of care therapy for metastatic and/or unresectable disease
  - **Mesothelioma**: platinum-based therapy
  - **NSCLC**: if actionable mutation must have received appropriate FDA approved agent (e.g. osimertinib); if no actionable mutation, must have received a currently approved frontline regimen
  - **Ovarian cancer**: post frontline therapy; post PARP inhibitor if BRCA1/2 mutated
  - **Cholangiocarcinoma**: post one systemic regimen (frontline if patient refuses standard frontline therapy)
- Measurable disease per RECIST v1.1
- **MSLN expression by IHC (Roche Ventana): 2+ or 3+ in ≥ 50% viable tumor cells**

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Pre-Screening, Enrollment and Manufacturing Activity

- MSLN expression above enrollment cutoff in ~50% of screened patients
- Products meeting protocol specifications have been successfully manufactured for all enrolled patients
- Consistent transduction efficiency (mean 43%)

Mesothelin Expression Cut-Off

- 2+ or 3+ in ≥ 50% viable tumor cells

Patients Pre-Screened	79
Tumor Samples Resulted	62
MSLN 2+/3+ in ≥ 50% viable tumor cells n (%)	30 (48)
Patients Enrolled	18
Patients Apheresed	14
Patients Manufactured	12

TCR² THERAPEUTICS | 13

Patient Characteristics Characteristics N = 5 Median age, years (range) 61 (36-74) Cancer diagnosis Mesothelioma 4 (2 peritoneal, 2 pleural) Ovarian cancer 1 Median No. of prior therapies (range) 5 (3-9) ≥4 prior therapies, No. (%) 3 (60) Prior ICI therapy, No. (%) 3 (60) Prior anti-MSLN directed therapy, No. (%) 1 (20) 7 Transduced cells infused x10 , Median (range) 9.09 (7.54 – 10.36) No. awaiting infusion (manufactured product) 6 14 ICI: immune checkpoint inhibitor; MSLN: mesothelinPatient Characteristics Characteristics N = 5 Median age, years (range) 61 (36-74) Cancer diagnosis Mesothelioma 4 (2 peritoneal, 2 pleural) Ovarian cancer 1 Median No. of prior therapies (range) 5 (3-9) ≥4 prior therapies, No. (%) 3 (60) Prior ICI therapy, No. (%) 3 (60) Prior anti-MSLN directed therapy, No. (%) 1 (20) 7 Transduced cells infused x10 , Median (range) 9.09 (7.54 – 10.36) No. awaiting infusion (manufactured product) 6 14 ICI: immune checkpoint inhibitor; MSLN: mesothelin

Summary of Grade ≥3 Treatment Emergent Adverse Events Adverse Event N = 5 (%) Hematologic Neutropenia 4 (80) Lymphopenia 5 (100) Thrombocytopenia 1 (20) Adverse Events of Special Interest On Target / On Tumor CRS* 1 (20) Neurotoxicity 0 On Target / Off Tumor Pericarditis / Pericardial effusion 0 Pleuritis / Pleural effusion 0 Peritonitis / Ascites 0 Infection / Inflammation Pneumonitis* 1 (20) Sepsis* 1 (20) *Occurred in same patient 15Summary of Grade ≥3 Treatment Emergent Adverse Events Adverse Event N = 5 (%) Hematologic Neutropenia 4 (80) Lymphopenia 5 (100) Thrombocytopenia 1 (20) Adverse Events of Special Interest On Target / On Tumor CRS* 1 (20) Neurotoxicity 0 On Target / Off Tumor Pericarditis / Pericardial effusion 0 Pleuritis / Pleural effusion 0 Peritonitis / Ascites 0 Infection / Inflammation Pneumonitis* 1 (20) Sepsis* 1 (20) *Occurred in same patient 15

RECIST v1.1 Response Assessment Summary Patients 1 2 3 4 5 Age/Sex 61/M 74/M 52/F 36/M 70/F Diagnosis MPM MPM MPM MPM Ovarian Ca MSLN 2+/3+ 90 60 73 95 55 (% of tumor cells) No. Prior Rx 8** 3 3 9 6 Pemetrexed/ Pemetrexed/ Liposomal Bridging Therapy None None Cisplatin Carboplatin doxorubicin LD Chemo No Yes Yes Yes Yes 7 2 7 2 7 2 7 2 7 2 TC-210 dose 5x10 /m 5x10 /m 5x10 /m 5x10 /m 5x10 /m ** Best Target Lesion SD PR PR PR SD Response Best RECIST v1.1 + SD PR* SD PR* SD Response *Unconfirmed ** Received anti-mesothelin ADC 16 + Subject to independent central reviewRECIST v1.1 Response Assessment Summary Patients 1 2 3 4 5 Age/Sex 61/M 74/M 52/F 36/M 70/F Diagnosis MPM MPM MPM MPM Ovarian Ca MSLN 2+/3+ 90 60 73 95 55 (% of tumor cells) No. Prior Rx 8** 3 3 9 6 Pemetrexed/ Pemetrexed/ Liposomal Bridging Therapy None None Cisplatin Carboplatin doxorubicin LD Chemo No Yes Yes Yes Yes 7 2 7 2 7 2 7 2 7 2 TC-210 dose 5x10 /m 5x10 /m 5x10 /m 5x10 /m 5x10 /m ** Best Target Lesion SD PR PR PR SD Response Best RECIST v1.1 + SD PR* SD PR* SD Response *Unconfirmed ** Received anti-mesothelin ADC 16 + Subject to independent central review

Tumor Regression Observed in All Patients with TC-210 Overall Response Rate 40%, Disease Control Rate 100% 30 20 10 0 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 -10 -20 -17 -20 -30 -40 -42 -50 -60 ** -64 -70 -67 -80 -90 -100 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 17 ** New Lesion at Month 6 Change in Target Lesions from Baseline (%)Tumor Regression Observed in All Patients with TC-210 Overall Response Rate 40%, Disease Control Rate 100% 30 20 10 0 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 -10 -20 -17 -20 -30 -40 -42 -50 -60 ** -64 -70 -67 -80 -90 -100 Patient 1 Patient 2 Patient 3 Patient 4 Patient 5 17 ** New Lesion at Month 6 Change in Target Lesions from Baseline (%)

Early Efficacy Case Study: Patient 2 Partial Response (RECIST v1.1), Significant Tumor Regression (67%), Complete Metabolic Response 74-year-old male, epithelioid pleural mesothelioma Baseline Week 3 3 3 31mm, 8.5cm 15mm, 1.3cm § Extensive surgery Feb 2018 PD § Pembrolizumab Sep 2018 PD § Carboplatin/pemetrexed Apr 2019 (x4) PD Enrolled in TC-210 Clinical Trial Study § September 2019: Lymphodepletion with Flu/Cy 7 2 followed by 5x10 /m TC-210 T cells Baseline Week 3 3 3 13mm, 1.7cm 0mm, 0cm Response at Week 3 Post TC-210 § Target Lesions: PR § Overall: PR* *Unconfirmed 18 Target Lesion 2 Target Lesion 1 Chest Wall Chest WallEarly Efficacy Case Study: Patient 2 Partial Response (RECIST v1.1), Significant Tumor Regression (67%), Complete Metabolic Response 74-year-old male, epithelioid pleural mesothelioma Baseline Week 3 3 3 31mm, 8.5cm 15mm, 1.3cm § Extensive surgery Feb 2018 PD § Pembrolizumab Sep 2018 PD § Carboplatin/pemetrexed Apr 2019 (x4) PD Enrolled in TC-210 Clinical Trial Study § September 2019: Lymphodepletion with Flu/Cy 7 2 followed by 5x10 /m TC-210 T cells Baseline Week 3 3 3 13mm, 1.7cm 0mm, 0cm Response at Week 3 Post TC-210 § Target Lesions: PR § Overall: PR* *Unconfirmed 18 Target Lesion 2 Target Lesion 1 Chest Wall Chest Wall

Early Efficacy Case Study: Patient 2 74-year-old male, epithelioid pleural mesothelioma Baseline Week 3 (PET Scan) (PET Scan) Soluble Mesothelin & MPF Complete Metabolic Response 19 Target Lesion 2Early Efficacy Case Study: Patient 2 74-year-old male, epithelioid pleural mesothelioma Baseline Week 3 (PET Scan) (PET Scan) Soluble Mesothelin & MPF Complete Metabolic Response 19 Target Lesion 2

Early Efficacy Case Study: Patient 3

Significant Tumor Regression (64%)

52-year-old female, epithelioid mesothelioma

- Diagnosed Aug 2015
- Left parietal pleurectomy
- Cisplatin/pemetrexed Oct 2015 ➡ **SD**
- Extensive cervical, mediastinal, abd/pelvic masses, bone metastases May 2019
- Carboplatin/pemetrexed July 2019 (x3) ➡ **PD**

Enrolled in TC-210 Clinical Trial Study

- **September 2019**: Lymphodepletion with Flu/Cy followed by $5x10^7/m^2$ TC-210 T cells

Response at Month 6 Post TC-210

- Target Lesions: **PR**
- Overall: **PD** (new pelvic lesion)


Target Lesion 1
Lung
Baseline
33mm, 12.9cm³
Week 12
25mm, 8.3cm³
Week 24
12mm, 1.2cm³


New Lesion
Pelvis
Week 24
23x21mm

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Patient Response and Follow-Up Overall Response Rate 40%, Disease Control Rate 100% 001 - MPM 002 - MPM No LD LD 003 - MPM SD PR 004 - MPM PD Alive Death 005 - OvCa 0 1 2 3 4 5 6 7 8 9 Time (Months) 21 PatientsPatient Response and Follow-Up Overall Response Rate 40%, Disease Control Rate 100% 001 - MPM 002 - MPM No LD LD 003 - MPM SD PR 004 - MPM PD Alive Death 005 - OvCa 0 1 2 3 4 5 6 7 8 9 Time (Months) 21 Patients

TC-210 T Cell Expansion in Peripheral Blood by qPCR TC-210 Kinetics Peak of TC-210 Expansion § Expansion of TC-210 T Cells in peripheral blood observed in all patients § Peak expansion occurred between days 7-22 post infusion § Highest expansion was observed among patients receiving lymphodepletion 22TC-210 T Cell Expansion in Peripheral Blood by qPCR TC-210 Kinetics Peak of TC-210 Expansion § Expansion of TC-210 T Cells in peripheral blood observed in all patients § Peak expansion occurred between days 7-22 post infusion § Highest expansion was observed among patients receiving lymphodepletion 22

Cytokine Levels in Peripheral Blood Following TC-210 Infusion IFN IL-10 IL-12 Patient 1 Patient 2 Patient 3 Patient 4 IL-6 IL-8 TNF〈 Patient 5 Infusion § TC-210 infusion increased cytokine levels in peripheral blood in all patients § Higher levels were observed in Patient 2, who experienced grade 3 CRS 23Cytokine Levels in Peripheral Blood Following TC-210 Infusion IFN IL-10 IL-12 Patient 1 Patient 2 Patient 3 Patient 4 IL-6 IL-8 TNF〈 Patient 5 Infusion § TC-210 infusion increased cytokine levels in peripheral blood in all patients § Higher levels were observed in Patient 2, who experienced grade 3 CRS 23

TC-210: Summary and Future Direction

- **Encouraging data at first dose tested**
  - Consistent clinical benefit at first TC-210 T cell dose
  - Manageable safety profile
  - High rate of patient eligibility and 100% manufacturing success
- **Next steps**
  - Continue dose escalation until identification of RP2D
  - Initiate phase 2 portion of study, including TC-210 combination with anti-PD1 antibody
- **Additional data expected later in 2020**
  - Data on additional cohorts
  - Detailed translational data

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2020 Company Milestones

2020

2H20

TC-210

Phase 1 Follow-Up Update
Target: Mesothelin
Indications: Ovarian Cancer, NSCLC, MPM, Cholangiocarcinoma
Endpoints: Safety, Efficacy & Translational Data
(i.e. infiltration, persistence, cytokines, expansion, phenotype)

2H20

TC-110

Phase 1 Interim Update
Target: CD19
Indications: aALL, DLBCL, NHL
Endpoints: Safety, Efficacy & Translational Data
(i.e. persistence, cytokines, expansion, phenotype)

2020

New Targets

Broaden reach with unique binders in hematologic cancers and solid tumors

+

Enhancements

Dual TRuCs, PD-1 axis and other enhancements to combat the tumor microenvironment

+

Allogeneic TRuCs

"Off-the-shelf" to simplify manufacturing and reduce costs of therapy

Active Partnering Discussions as Clinical Data Matures

TCR² THERAPEUTICS | 25

Early Clinical Validation of TRuC-T Cell Platform Strengths Increased TRAFFICKING Faster T-Cell Homing Migration Receptors CONTROL TARGETING Reduced Preferential Cytokine Killing Release Long-Lasting Enhanced MICRO- Anti-Tumor PERSISTENCE Metabolism ENVIRONMENT Activity 26Early Clinical Validation of TRuC-T Cell Platform Strengths Increased TRAFFICKING Faster T-Cell Homing Migration Receptors CONTROL TARGETING Reduced Preferential Cytokine Killing Release Long-Lasting Enhanced MICRO- Anti-Tumor PERSISTENCE Metabolism ENVIRONMENT Activity 26

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